UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                        _________________


                Date of Report: February 4, 2005
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        1300 MoPac Expressway South, Austin, Texas 78746
  (Address of Principal Executive Offices, including Zip code)

                         (512) 434-5800
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.     Other Events

     On February 4, 2005, the Company issued two press releases, both of which are filed as exhibits to this Current Report on Form 8-K. The first press release announced that the Board of Directors had authorized the following actions:

     * A regular quarterly dividend of $0.45 per common share, payable on March 15, 2005, to shareholders of record on March 1, 2005;
     * The repurchase of up to six million shares of its common stock (twelve million shares after considering the stock split discussed below), which will be accomplished from time to time through open market or privately negotiated transactions; and
     * A two-for-one stock split effected in the form of a stock dividend for shareholders of record on March 1, 2005, the additional shares from which will be distributed on April 1, 2005.

     The second press release announced that the Company received notices from Carl Icahn and Icahn Partners Masters Fund LP that each of them made a filing under the Hart-Scott-Rodino Antitrust Improvements Act for clearance to acquire more than $100 million, but less than $500 million, of Temple-Inland's common stock.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press release issued by the Company on February 4, 2005, announcing an increase in the quarterly dividend, a stock repurchase program, and a two-for-one stock split.

     99.2 Press release issued by the Company on February 4, 2005, announcing receipt of notices from Carl Icahn and Icahn Partners Masters Fund LP.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMPLE-INLAND INC.


Date: February 4, 2005            By:  /s/ M. Richard Warner
                                     --------------------------
                                   Name:  M. Richard Warner
                                   Title: President

                          EXHIBIT INDEX

Exhibit   Description                                        Page
-------   ------------------------------------------------   ----
99.1      Press release issued by the Company on February     4
          4, 2005, announcing an increase in the quarterly dividend, a stock repurchase program, and a two-for-one stock split.

99.2      Press release issued by the Company on February     6
          4, 2005, announcing receipt of notices from Carl
          Icahn and Icahn Partners Masters Fund LP.